UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – April 1, 2005

(Date of earliest event reported)

QUESTAR PIPELINE COMPANY
(Exact name of registrant as specified in charter)

STATE OF UTAH                                                                                                          87-0307414

(State of other jurisdiction of                           014147                                           (I.R.S. Employer

incorporation or organization               (Commission File No.)                           Identification No.)

180 East 100 South Street, P.O. Box 45360, Salt Lake City, Utah 84145-0360
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-2400

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Explanatory Note:  This Form 8-K/A, Amendment No. 2, is being filed to replace the front page and signatory in order to refer to Questar Pipeline Company.  The first amendment included 9.01 references.  All other information included in this report remains unchanged.

Item 8.01

Other Events.

On April 1, 2005, Questar Corporation issued a press release of its comments regarding Standard & Poor’s credit ratings of Questar Corporation and its subsidiaries Questar Pipeline Company, Questar Gas Company, and Questar Market Resources, Inc.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Exhibit

      99.1

.

Release issued April 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR PIPELINE COMPANY

(Registrant)

April 20, 2005

/s/R. Allan Bradley

Date

R. Allan Bradley

President and Chief Operating Officer

List of Exhibits:

Exhibit No.

Exhibit

        99.1

Release issued April 1, 2005 by Questar Corporation.

Exhibit 99.1.

April 1, 2005

NYSE:STR

Contact: Curt Burnett

Business: (801) 324-5541

QUESTAR COMMENTS ON STANDARD & POOR’S CREDIT RATINGS

SALT LAKE CITY --- Questar Corp. (NYSE:STR) commented today on Standard & Poor’s (S&P) decision to downgrade the debt ratings of its regulated subsidiaries and its commercial paper.  S&P set an “A-2” rating for Questar Corp. commercial paper, and “A-” long-term debt ratings for Questar Gas Company and Questar Pipeline Company. S&P affirmed its BBB+ long-term rating of Questar Market Resources.  S&P assigned a stable outlook for each Questar entity.

“Our credit ratings remain strong, and we’ll keep them strong,” said Keith O. Rattie, Questar president and chief executive officer. “No specific event triggered this action. In fact, our credit metrics today are stronger than at any time in the company’s history, so we don’t expect this action to have a material impact on our borrowing costs or access to credit markets.”

S&P said that Questar’s growing exploration and production (E&P) business benefits Questar Gas and Questar Pipeline when commodity prices are high, but exposes them to greater risk when prices are low. “S&P also cited a negative shift in Utah’s regulatory environment as a factor in its decision to downgrade the credit ratings of Questar Gas. But more importantly, S&P affirmed a BBB+ rating for Market Resources, our E&P business and Questar’s primary growth driver,” Rattie added.

Questar is a natural gas-focused energy company with an enterprise value of $6 billion. Headquartered in Salt Lake City, Questar finds, develops, produces, gathers, processes, transports and distributes natural gas.

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